Deferred revenue	12 Months Ended
Dec. 31, 2020
Deferred revenue
Deferred revenue

Note 24 – Deferred revenue

The Group has recognized the following liabilities related to contracts with customers.

DKK thousand	2020	2019

Deferred revenues at January 1	139,890	0
Customer payment received, cf. note 2.	0	177,315
Revenue recognized during the year	(42,881)	(37,425)
Total deferred revenue	97,769	139,890

Non-current deferred revenue	44,587	83,639
Current deferred revenue	53,182	56,251
	97,769	139,890

Deferred revenue occurred in connection with the agreement with Alexion Pharmaceuticals, Inc. as disclosed in Note 2. An up-front payment of DKK 177.3 million was received of which DKK 37.4 million has been recognized during 2019 and DKK 42.9 million in 2020.

Management expects that approx. DKK 53 million of the up-front payment received will be recognized as revenue during 2021. The remaining payment is expected to be recognized during 2022 and 2023 according to the progress of the development project.